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                                                                      Exhibit 24

                            FIRST MARYLAND BANCORP

                               Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of First Maryland Bancorp, a Maryland corporation, constitute and appoint Frank P. Bramble, Jeremiah E. Casey, and Jerome W. Evans, and any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors of First Maryland Bancorp the Annual Report on Form 10-K of First Maryland Bancorp for the year ended December 31, 1997 to be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, and any amendments or supplements to such Form 10-K. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Frank P. Bramble                     Curran W. Harvey, Jr.
----------------                     ---------------------
Frank P. Bramble                     Curran W. Harvey, Jr.

Benjamin L. Brown                    Margaret M. Heckler
-----------------                    -------------------
Benjamin L. Brown                    Margaret M. Heckler

Jeremiah E. Casey                    Lee H. Javitch
-----------------                    --------------
Jeremiah E. Casey                    Lee H. Javitch

J. Owen Cole                         Gary Kennedy
------------                         ------------
J. Owen Cole                         Gary Kennedy

Edward A. Crooke                     William T. Kirchhoff
----------------                     --------------------
Edward A. Crooke                     William T. Kirchhoff

John F. Dealy                        Henry J. Knott, Jr.
-------------                        -------------------
John F. Dealy                        Henry J. Knott, Jr.

Mathias J. DeVito                    Andrew Maier, II
-----------------                    ----------------
Mathias J. DeVito                    Andrew Maier, II

Rhoda M. Dorsey                      Thomas P. Mulcahy
---------------                      -----------------
Rhoda M. Dorsey                      Thomas P. Mulcahy

Jerome W. Geckle                     R. Champlin Sheridan
----------------                     --------------------
Jerome W. Geckle                     R. Champlin Sheridan

Frank A. Gunther, Jr.                William M. Passano, Jr.
---------------------                -----------------------
Frank A. Gunther, Jr.                William M. Passano, Jr.


Dated:  January 13, 1998